UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

KAYNE ANDERSON MLP INVESTMENT COMPANY

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Kayne Anderson MLP Investment Company (NYSE : KYN)

Kayne Anderson Energy Total Return Fund, Inc. (NYSE : KYE)

May 2, 2014

Dear Fellow Stockholder:

You are cordially invited to attend the combined 2014 Annual Meeting of Stockholders of Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) to be held on:

June 18, 2014

8:00 a.m. Central Time

Four Seasons Hotel

Fairfield Room

1300 Lamar Street

Houston, TX 77010

For the purposes of these proxy materials, KYN and KYE will each be referred to as a “Company” and collectively as the “Companies.” For each Company, the matters scheduled for consideration at the meeting are (i) the election of one director of the Company and (ii) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014.

Enclosed with this letter are (i) answers to questions you may have about the proposals, (ii) the formal notice of the meeting, (iii) the proxy statement, which gives detailed information about the proposals and why the Board of Directors of each Company recommends that you vote to approve them, and (iv) an actual written proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-877-657-3863.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,

CEO and President of KYN and KYE

KAYNE ANDERSON MLP INVESTMENT COMPANY

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.  WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.	This proxy contains the following proposals for each Company:

•

Proposal One — the election of one Class I Director to serve until the Company’s 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The director currently serving in Class I is Gerald I. Isenberg. His current term will expire at the Company’s 2014 Annual Meeting of Stockholders and the Company’s Board of Directors has nominated him for re-election at the meeting.

For each Company, the election of Mr. Isenberg requires the affirmative vote of the holders of a majority of the Company’s Common Stock and Preferred Stock outstanding as of April 29, 2014 (the “Record Date”) voting together as a single class.

•

Proposal Two — the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2014. Approval of Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class.

Q.  HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.	The Board of Directors of each Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.  HOW CAN I VOTE?

A.	If your shares in either Company are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record of either Company, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. For either Company, stockholders of record or their duly authorized proxies also may vote in person if able to attend the meeting. However, even if you plan to attend the meeting, we urge you to return your proxy card. That will ensure that your vote is cast should your plans change.

Q.  CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

A.	Yes. The proxy statement and Annual Report are available on the Internet at

www.kaynefunds.com/kyn/sec-filings for KYN and at www.kaynefunds.com/kye/sec-filings for KYE.

This information summarizes information that is included in more detail in the proxy statement. We urge you to read the proxy statement carefully.

If you have questions, call 1-877-657-3863.

Kayne Anderson MLP Investment Company

Kayne Anderson Energy Total Return Fund, Inc.

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Kayne Anderson MLP Investment Company Kayne Anderson Energy Total Return Fund, Inc.

NOTICE IS HEREBY GIVEN that the combined 2014 Annual Meeting of Stockholders of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund, Inc., each a Maryland corporation, will be held on June 18, 2014 at 8:00 a.m. Central Time in the Fairfield Room of the Four Seasons Hotel, 1300 Lamar Street, Houston, TX 77010 to consider and vote on the following matters as more fully described in the accompanying proxy statement. For the purposes of these proxy materials, KYN and KYE will each be referred to as a “Company” and collectively as the “Companies.”

Below are the proposals for each Company:

1.	To elect one Class I Director of the Company, such director to hold office until the 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2014;

3.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record of each Company as of the close of business on April 29, 2014 are entitled to notice of and to vote at the combined 2014 Annual Meeting of Stockholders (or any adjournment or postponement of the meeting thereof).

By Order of the Boards of Directors of the Companies,

David J. Shladovsky

Secretary

May 2, 2014

Houston, Texas

Kayne Anderson MLP Investment Company

Kayne Anderson Energy Total Return Fund, Inc.

811 Main Street, 14th Floor

Houston, TX 77002

1-877-657-3863

COMBINED PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2014

This combined proxy statement is being sent to you by the Boards of Directors of Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), each a Maryland corporation. For the purposes of this proxy statement, KYN and KYE will each be referred to as a “Company” and collectively as the “Companies.” The Board of Directors of each Company is asking you to complete, sign, date and return the enclosed proxy card, permitting your votes to be cast at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on:

June 18, 2014

8:00 a.m. Central Time

Four Seasons Hotel

Fairfield Room

1300 Lamar Street

Houston, TX 77010

Stockholders of record of each Company at the close of business on April 29, 2014 (the “Record Date”) are entitled to vote at the Annual Meeting. As a stockholder of a Company, you are entitled to one vote for each share of Common Stock of that Company and one vote for each share of Preferred Stock of that Company you hold on each matter on which holders of such shares are entitled to vote. This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about May 9, 2014.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2014: You should have received a copy of the Annual Report for the fiscal year ended November 30, 2013 for each Company in which you own either Common or Preferred Stock. If you would like another copy of the Annual Report, please write us at the address shown at the top of this page or call us at 1-877-657-3863. The Annual Report will be sent to you without charge. This proxy statement and our Annual Reports can be accessed on our website at www.kaynefunds.com/kyn/sec-filings for KYN and at www.kaynefunds.com/kye/sec-filings for KYE or on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), externally manages and advises each Company pursuant to an investment management agreement. KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading investor in both public and private energy companies. At March 31, 2014, Kayne Anderson managed approximately $26 billion, including $23 billion in securities of energy companies. Kayne Anderson may be contacted at the address listed above.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for each Company and the stockholders of the Company whose votes are being solicited with respect to each proposal. Please refer to the discussion of each proposal in this proxy statement for information regarding votes required for the approval of each proposal.

Proposals for Each Company	Who votes on the proposals?
1. To elect one Class I Director of the Company, such director to hold office until the 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified.	For each Company, the holders of the Company’s Common Stock (as defined herein) and Preferred Stock, voting together as a single class, on the election of Gerald I. Isenberg as a Class I Director

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2014.	For each Company, the holders of the Company’s Common Stock and Preferred Stock, voting together as a single class

3. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.	For each Company, the holders of the Company’s Common Stock and Preferred Stock, voting together as a single class

PROPOSAL ONE

ELECTION OF DIRECTOR

Under each Company’s charter, the Board of Directors (the “Board”) of each Company is divided into three classes (Class I, Class II and Class III) of approximately equal size. The Board of each Company currently has five directors as follows:

Class	Term*	Directors	Elected By
			Common Stockholders	Preferred Stockholders
I	3-year term until 2014	Gerald I. Isenberg	X	X

II	3-year term until 2015	Steven C. Good Kevin S. McCarthy	X	X X

III	3-year term until 2016	Anne K. Costin William H. Shea, Jr.	X	X X

*	For each Company, each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

For each Company, the director whose term is expiring at this year’s Annual Meeting is the Class I director, Gerald I. Isenberg. The Board of each Company has nominated him for re-election at the Annual Meeting, to serve for a term of three years (until the 2017 Annual Meeting of Stockholders) and until his successor has been duly elected and qualified.

Pursuant to the terms of each Company’s mandatory redeemable preferred stock (the “Preferred Stock”), the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of the Company’s common stock, $0.001 par value per share (the “Common Stock”), to elect two directors of the Company (the “Preferred Directors”). The Board of each Company has designated Steven C. Good and William H. Shea, Jr. as the Preferred Directors. The terms of the Preferred Stock for each Company further provide that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class.

Therefore, for each Company, the holders of the Company’s Common Stock and Preferred Stock, voting together as a single class, are being asked to vote for Mr. Isenberg as a Class I Director of the Company.

The Board of each Company knows of no reason why the nominee listed below will be unable to serve, and the nominee has consented to serve if elected. If a nominee is unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Board of each Company. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise directed) FOR the election of Mr. Isenberg as the Company’s director.

The following tables set forth the nominee’s and each remaining director’s name and year of birth; position(s) with each Company and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for the nominee and directors is 811 Main Street, 14th Floor, Houston, TX 77002.

All the directors listed above currently serve on the Board of Directors of KYN and KYE, and Mr. McCarthy also serves on the Board of Directors of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”). KYN, KYE, KMF and KED are closed-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that are advised by KAFA.

For each Company, the directors who are not “interested persons,” as defined in the 1940 Act, of the Company, Kayne Anderson or the Company’s underwriters in offerings of its securities from time to time are referred to herein as “Independent Directors.” None of the Companies’ Independent Directors (other than Mr. Isenberg), nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, was formerly an affiliate of KACALP.

The Board of Directors of each Company has adopted a mandatory retirement policy. No director may be nominated or stand for re-election if that director would have his or her 75th birthday before the stockholders’ meeting at which that director would be elected. Once elected, a director may complete his or her term even if that director turns 75 during such three-year term.

For information regarding each Company’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis” below.

NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON

Name (Year Born)	Position(s) Held with Each Company, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Gerald I. Isenberg (born 1940)	Director of each Company since 2005. 3-year term (until the 2014 Annual Meeting of Stockholders).	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor.	2

Current:

•  Teeccino Caffe Inc. (beverage
manufacturer and distributor)

•  Caucus for Television
Producers, Writers & Directors
Foundation (not-for-profit organization)

Prior:

•  Kayne Anderson Rudnick Mutual Funds(1) from 1998 to 2002

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA and included KYN, KYE, KMF and KED.

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS

Name (Year Born)	Position(s) Held with Each Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Anne K. Costin (born 1950)	Director of each Company since inception. 3-year term (until the 2016 Annual Meeting of Stockholders).	Professor at the Amsterdam Institute of Finance from 2007 to 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 to 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	None
Steven C. Good (born 1942)	Director of each Company since inception. 3-year term (until the 2015 Annual Meeting of Stockholders).	Independent consultant since February 2010, when he retired from CohnReznick LLP, where he had been an active partner since 1976. CohnReznick LLP offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP.	2	Current: • OSI Systems, Inc. (specialized electronic products) Prior: • California Pizza Kitchen, Inc. (restaurant chain) • Arden Realty, Inc. (real estate investment trust)
William H. Shea, Jr. (born 1954)	Director of each Company since March 2008. 3-year term (until the 2016 Annual Meeting of Stockholders).	Private investor since March 2014. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.	2

Current:

•   Niska Gas Storage Partners LLC
(natural gas storage)

•   USA Compression Partners, LP (natural gas compression MLP)

Prior:

•   BGH (general
partner of BPL)

•   BPL (midstream MLP)

•   Gibson Energy ULC (midstream energy)

•   PVG (owned general partner of PVR)

•   PVR (midstream MLP)

•   Penn Virginia Corporation (oil and
gas exploration and production company)

(1)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of KACALP.

REMAINING DIRECTOR WHO IS AN INTERESTED PERSON

Name (Year Born)	Position(s) Held with Each Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Kevin S. McCarthy(1) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer of each Company since inception. 3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004, KYE inception in 2005, KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4

Current:

•  KED

•  KMF

•  Emerge Energy Services LP (frac sand MLP)

•  Range Resources Corporation (oil and gas exploration and production company)

Prior:

•  Clearwater Natural Resources, L.P. (coal mining)

•  Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•  International Resource Partners LP (coal mining)

•  K-Sea Transportation Partners LP (shipping MLP)

•  ProPetro Services, Inc. (oilfield services)

(1)	Mr. McCarthy is an “interested person” of the Companies by virtue of his employment relationship with Kayne Anderson.

DIRECTOR COMPENSATION

For each Company, directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from the Company. For each Company, for the fiscal year ended November 30, 2013:

•

Each Independent Director who served on the Board of Directors of both KYN and KYE received an annual retainer of $90,000 for his or her service on both boards. Effective December 1, 2013, the annual retainer was increased to $110,000. The Independent Directors, voting separately, have authority to set their compensation. KYN and KYE each paid a pro rata portion of this retainer quarterly based on their average total assets for the quarter. As of February 28, 2014, 81% and 19% of the quarterly retainer was allocated to KYN and KYE, respectively.

•	For each Company, the chairperson of the Audit Committee received additional compensation of $7,500 annually.

•

For each Company, each Independent Director received $2,500 per regular Board meeting attended in person, $2,000 per regular Board meeting attended via telephone and $1,500 per special Board meeting attended via telephone.

•

For each Company, each Audit Committee member received $1,500 per Audit Committee meeting, and each member of any other Board committee received $500 per other committee meeting. Committee meeting fees were not paid unless the meeting exceeded 15 minutes in duration.

•	The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and its committees.

The following table sets forth the compensation paid by each Company during the fiscal year ended November 30, 2013 to the Independent Directors. No compensation is paid to directors who are “interested persons.” Neither Company has a retirement or pension plans or any compensation plans under which the Company’s equity securities were authorized for issuance.

Director Compensation Table

Name	KYN	KYE	Total Compensation from the Fund Complex
Independent Directors
Anne K. Costin	$103,785	$37,715	$141,500
Steven C. Good	104,785	44,215	149,000
Gerald I. Isenberg	99,785	37,215	137,000
William H. Shea, Jr.	99,785	34,715	134,500

Interested Director
Kevin S. McCarthy	None	None	None

COMMITTEES OF THE BOARD OF DIRECTORS

Each Company’s Board currently has three standing committees: the Audit Committee, the Valuation Committee and the Nominating Committee. The following committee descriptions and the directors serving on the committees apply to both Companies:

•

Audit Committee.    Ms. Costin and Messrs. Good, Shea, and Isenberg, each an Independent Director, serve on the Audit Committee. Mr. Good currently serves as Chairman of the Audit Committee. The Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by the Board and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee Charter conforms to the applicable listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee Charter is available on the Companies’ website (www.kaynefunds.com). The Audit Committee, among others, approves and recommends to the Board the election, retention or termination of the Company’s independent auditors; approves services to be rendered by such auditors; monitors and evaluates each auditors’ performance; reviews the results of the Company’s audit; determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; monitors the accounting and reporting policies and procedures of the Company and the Company’s compliance with regulatory requirements; and responds to other matters as outlined in the Audit Committee Charter. Each Audit Committee member is “independent” under the applicable NYSE listing standard. The Board has determined that the Audit Committee has one audit committee financial expert; that member is Mr. Good.

•

Valuation Committee.    Ms. Costin and Messrs. McCarthy, Good and Isenberg serve on the Valuation Committee. The Valuation Committee is responsible for the oversight of the Company’s valuation procedures and the valuation of the Company’s securities in accordance with such procedures. The Valuation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Companies’ website (www.kaynefunds.com).

•

Nominating Committee.    Ms. Costin and Messrs. Good, Isenberg and Shea, each an Independent Director, are members of the Nominating Committee. The Nominating Committee is responsible for appointing and nominating Independent Directors to the Board. Each Nominating Committee member is “independent” under the applicable NYSE listing standards. The Nominating Committee operates under a written charter adopted and approved by the Board (the “Nominating Committee Charter”), a copy of which is available on the Companies’ website (www.kaynefunds.com). The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. The Nominating Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current directors, the Company’s management, investment adviser and counsel, will consider nominees properly recommended by stockholders, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. As set forth in the Nominating Committee Charter, in evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

•	the candidate’s knowledge in matters relating to the investment company or to the energy industry;

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•

the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•

the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from the Company’s service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

•

such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

The Nominating Committee also considers diversity, including gender, race and national origin, education, professional experience, skills and viewpoints in identifying nominees for director. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is important that the Board members represent diverse skills, backgrounds, experiences and perspectives.

Prior to making a final recommendation to the Board, the Nominating Committee of each Company may conduct personal interviews with the candidates it believes to be the most qualified.

If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including the Company’s stockholders.

The Nominating Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the Board of either Company, stockholders of such Company shall mail the recommendation to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate; (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an “interested person” in relation to the Company, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate.

Any such recommendation must contain sufficient background information concerning the candidate to enable the Company’s Nominating Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

Board of Director and Committee Meetings Held

The following table shows the number of meetings held for each Company during the fiscal year ended November 30, 2013:

	KYN	KYE
Board of Directors	9	5
Audit Committee	3	3
Valuation Committee	5	5
Nominating Committee	3	3

During the 2013 fiscal year, all of the directors of each Company attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Companies do not currently have a policy with respect to board member attendance at annual meetings.

For each Company, please refer to “Corporate Governance” on page 26 for a review of the Board’s leadership structure, role in risk oversight and other matters.

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS,

EXPERIENCE, ATTRIBUTES OR SKILLS

The Board of each Company believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above under “Information Regarding Nominee and Directors.” Each of the directors has served on the Boards of both Companies for a number of years. In addition, many of the directors have served as members of the board of other public companies, non-profit entities or other organizations. They therefore have substantial boardroom experience and, in their service to both Companies, have gained substantial insight as to the operation of the Companies and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Board of each Company annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, each Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

Kevin S. McCarthy.    Mr. McCarthy is Chairman, President and Chief Executive Officer of both Companies. In this position, Mr. McCarthy has extensive knowledge of each Company, its operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYN, KYE, KMF and KED, he is also on the board of directors of Range Resources Corporation and Emerge Energy Services LP. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at each Company and at KAFA, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board of each Company.

Anne K. Costin.    Ms. Costin was a professor at the Amsterdam Institute of Finance from 2007 to 2013. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 to 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup, and during the last seven years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board of each Company.

Steven C. Good.    Mr. Good has worked as an independent consultant since his retirement, effective February 1, 2010, from the accounting firm of CohnReznick LLP (formerly Good, Swartz, Brown & Berns), where he had been an active partner since 1976. He founded Good, Swartz, Brown & Berns in 1976, and has been active in consulting and advisory services for businesses in various sectors, including the manufacturing, garment, medical services and real estate development industries. Mr. Good also has many years of experience as the chairman of the audit committees of several public companies. Mr. Good founded California United Bancorp and served as its Chairman through 1993. In addition to his KYN and KYE directorships, Mr. Good currently serves as a director of OSI Systems, Inc., a designer and manufacturer of specialized electronic products. Mr. Good also formerly served as a director of California Pizza Kitchen, Inc. and Arden Realty Group, Inc. from 1997 to 2006. Mr. Good holds a B.S. in Business Administration from UCLA and attended its Graduate School of Business. Mr. Good has extensive experience with corporate governance, financial and accounting matters, evaluating financial results and overseeing the financial reporting process of a large corporation. In addition, Mr. Good brings to the Board of each Company many years of experience as the chairman of the audit committees of several public companies.

Gerald I. Isenberg.    Mr. Isenberg has served as a professor emeritus at the University of Southern California School of Cinema-Television since 2007. He also serves as Chief Financial Officer of Teeccino Caffe Inc., a privately-owned beverage manufacturer and distributor. From 1989 to 1995, he was Chief Executive Officer of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks, as well as President and Chief Operating Officer of Hearst Entertainment, the domestic and international television production and distribution division of The Hearst Corporation. From 1989 to 1993, Mr. Isenberg taught as an adjunct professor at the UCLA Graduate School of Film and Television. In addition to his KYN and KYE directorships, Mr. Isenberg also serves as a director of Teeccino Caffe Inc. and as the Chairman of the Caucus for Television Producers, Writers, and Directors, a not-for-profit organization that supplies grants to minority film students to complete their thesis films. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds. Mr. Isenberg received an M.B.A. from Harvard Business School as a Baker Scholar. Mr. Isenberg’s academic and professional career with prominent institutions and companies, much of which is related to financial and strategic planning, is relevant to the oversight of each Company. Mr. Isenberg also brings to the Board of each Company an understanding of asset management and mutual fund operations and strategy as a result of his service on the Board of Kayne Anderson Rudnick Mutual Funds, formerly an affiliate of KACALP.

William H. Shea, Jr.    Mr. Shea served as the Chief Executive Officer of the general partner of PVR Partners L.P. (PVR), a midstream MLP from March 2010 to March 2014. Mr. Shea also served as a director of PVR. From March 2010 to March 2011, Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. In addition to his KYN and KYE directorships, Mr. Shea also serves as director for Niska Gas Storage Partners LLC, a natural gas storage partnership and USA Compression Partners, LP, a natural gas compression MLP. Mr. Shea served as a director of PVG from March 2010 to March 2011 and of Penn Virginia Corporation, a company engaged in oil and gas exploration and production, from July 2007 to June 2010. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which we invest.

Required Vote

With respect to each Company, the election of Mr. Isenberg as a Class I Director under this proposal requires the affirmative vote of the holders of a majority of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of Common Stock, and each share of Preferred Stock, is entitled to one vote.

Abstentions, if any, will have the same effect as votes against the election of Mr. Isenberg, although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting.

In uncontested elections of directors, brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote. For this reason, it is anticipated that there will be few, if any, broker “non-votes” in connection with this proposal. However, broker non-votes, if any, will have the same effect as a vote against the nominee, although they would be considered present for purposes of determining a quorum.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE TO THE BOARD.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM

The Audit Committee and the Board of Directors of each Company, including all of the Company’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending November 30, 2014 and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.

PricewaterhouseCoopers LLP has audited the financial statements of each Company since inception and has informed each Company that it has no direct or indirect material financial interest in the Company or in Kayne Anderson.

The Audit Committee of each Company normally meets two times each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

INDEPENDENT ACCOUNTING FEES AND POLICIES

Audit and Related Fees

The following table sets forth the approximate amounts of the aggregate fees billed to each Company for the fiscal years ended November 30, 2013 and 2012, respectively, by PricewaterhouseCoopers LLP:

	KYN		KYE
	2013	2012	2013	2012
Audit Fees(1)	$189,900	$221,900	$174,000	$207,000
Audit-Related Fees(2)	261,500	120,600	47,000	55,800
Tax Fees(3)	186,600	186,600	157,800	157,800
All Other Fees	—	—	—	—
Aggregate Non-Audit Fees(4)	—	—	—	—

(1)	For professional services rendered with respect to the audit of each Company’s annual financial statements and the quarterly review of each Company’s financial statements.

(2)	For professional services rendered with respect to assurance and related services reasonably related to the performance of the audits of each Company’s annual financial statements not included in “Audit Fees” above.

(3)	For professional services for tax compliance, tax advice and tax planning.

(4)	Neither Company, nor KAFA or any entity controlling, controlled by, or under common control with KAFA that provides ongoing services to either Company, was billed by PricewaterhouseCoopers LLP for any non-audit services during the fiscal years ended November 30, 2013 and 2012.

Audit Committee Pre-Approval Policies and Procedures

Before the auditor for each Company is engaged by the Company to render audit, audit-related or permissible non-audit services to the Company, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Before any non-audit services may be provided by the auditor to Kayne Anderson or any entity in the investment company complex (i.e., the Company, Kayne Anderson and any entity controlled by, controlling or under common control with Kayne Anderson if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Company or Kayne Anderson), if the nature of the services to be provided relate directly to the Company’s operations or financial reporting, such non-audit services must be pre-approved by the Audit Committee. Any pre-approval policies and procedures established by the Audit Committee must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to Kayne Anderson. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with PricewaterhouseCoopers LLP, the Audit Committee of each Company approved in advance all audit services and non-audit services, if any, that PricewaterhouseCoopers LLP provided to the Company and to Kayne Anderson (with respect to the Company’s operations and financial reporting). None of the services rendered by PricewaterhouseCoopers LLP to the Company or Kayne Anderson were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that were not required to be pre-approved by the Audit Committee is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

JOINT AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Board”) of each of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund, Inc. (each, a “Company”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee of each Company reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors, and the Audit Committee of each Company meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee of each Company also selects, retains and evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee of each Company is currently composed of four directors. The Audit Committee of each Company operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available on the Companies’ website (www.kaynefunds.com). Each Audit Committee member is “independent” as defined by New York Stock Exchange listing standards.

The Audit Committee of each Company, in discharging its duties, has met with and held discussions with management and the Company’s independent auditors and any internal auditors. The Audit Committee of each Company has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the U.S. The Audit Committee of each Company has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee of each Company has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee of each Company concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter of each Company, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with accounting principles generally accepted in the U.S.

Based on each Company’s Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to each Company’s Audit Committee, the Audit Committee of each Company has recommended that its Board include the audited financial statements in the Company’s Annual Report on Form N-CSR for the fiscal year ended November 30, 2013 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of each Company:

Anne K. Costin

Steven C. Good

Gerald I. Isenberg

William H. Shea, Jr.

Required Vote

With respect to each Company, the approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of Common Stock, and each share of Preferred Stock is entitled to one vote.

For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each executive officer’s name and year of birth; position(s) with each Company, term of office, and length of time served; principal occupations during the past five years; and directorships. The address for the Company’s offices is 811 Main Street, 14th Floor, Houston, TX 77002. All executive officers currently serve in identical offices with KYN, KYE, KMF and KED.

Officers

Name (Year Born)	Position(s) Held with Registrant, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer During Past Five Years
Kevin S. McCarthy (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004, KYE inception in 2005, KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4

Current:

•   KED

•   KMF

•   Emerge Energy Services LP (frac sand MLP)

•   Range Resources Corporation (oil and gas exploration and production company)

Prior:

•   Clearwater Natural
Resources, L.P. (coal mining)

•   Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•   International Resource Partners LP (coal mining)

•   K-Sea Transportation Partners LP (shipping MLP)

•   ProPetro Services, Inc. (oilfield services)

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004, of KYE since 2005 and of KED since 2006. Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since August 2010.	4	None

Name (Year Born)	Position(s) Held with Registrant, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer During Past Five Years
James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN and KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since August 2010.	4	Current: • KED Prior: • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)
Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually. Served since 2005.	Chief Financial Officer and Treasurer of KYN and KYE since December 2005, of KED since September 2006, and of KMF since November 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	4	Current: • The Source for Women (not-for-profit organization)
Ron M. Logan, Jr. (born 1960)	Senior Vice President. Elected annually. Served since September 2012.	Senior Managing Director of KACALP and KAFA since February 2014. Managing Director of KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KED since September 2006. Senior Vice President of KMF since June 2012. Senior Vice President of KYN and KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	4	Current: • VantaCore Partners LP (aggregates MLP)
Jody C. Meraz (born 1978)	Vice President. Elected annually. Served since June 2011.	Managing Director of KACALP and KAFA since February 2014. Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA during 2005 and 2006. Vice President of KYN, KYE, KED and KMF since 2011.	4	None
Michael J. O’Neil (born 1983)	Chief Compliance Officer. Elected annually. Served since 2013.	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KYN, KYE, KED, KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at BlackRock Inc. from January 2008 to February 2012.	4	None
David J. Shladovsky (born 1960)	Secretary. Elected annually. Served since inception.	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYN since 2004, of KYE since 2005, of KED since 2006 and of KMF since August 2010.	4	None

COMPENSATION DISCUSSION AND ANALYSIS

Pursuant to an investment management agreement between each Company and KAFA (the Companies’ external manager), KAFA is responsible for supervising the investments and reinvestments of each Company’s assets. KAFA, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. Each Company pays various management fees to KAFA for the advisory and other services performed by KAFA under the investment management agreement.

The executive officers who manage each Company’s regular business are employees of KAFA or its affiliates. Accordingly, neither Company pays salaries, bonuses or other compensation to its executive officers. Neither Company has employment agreements with its executive officers. Neither Company provides pension or retirement benefits, perquisites, or other personal benefits to its executive officers. Neither Company maintains compensation plans under which its equity securities are authorized for issuance. Neither Company has arrangements to make payments to its executive officers upon their termination or in the event of a change in control of the Company.

The investment management agreement for each Company does not require KAFA to dedicate specific personnel to fulfilling its obligation to the Company under the investment management agreement, or require KAFA personnel to dedicate a specific amount of time to the management of the Company. In their capacities as executive officers or employees of KAFA or its affiliates, they devote such portion of their time to the Company’s affairs as required for the performance of KAFA’s duties under the investment management agreement.

The executive officers for both Companies are compensated by KAFA. The Companies understand that KAFA takes into account the performance of each Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for each Company, certain of the executive officers receive compensation for services performed for KAFA’s various investment funds. However, KAFA cannot segregate and identify that portion of the compensation awarded to, earned by or paid to each Company’s executive officers that relates exclusively to their services to each Company.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following tables set forth the number of shares of each Company’s Common Stock and Preferred Stock (as of March 31, 2014) beneficially owned by each Company’s current directors and executive officers as a group, and certain other beneficial owners, according to information furnished to each Company by such persons. Based on statements publicly filed with the SEC and other information obtained from such persons, as of March 31, 2014, one person beneficially owned more than 5% of KYN’s outstanding Common Stock and one person beneficially owned more than 5% of KYE’s outstanding Common Stock. As of March 31, 2014, KYN and KYE are aware of three and five persons, respectively, each of whom beneficially owns more than 5% of KYN’s or KYE’s outstanding Preferred Stock, respectively. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Common Stock

Name of Beneficial Owner of Common Stock	KYN		KYE
	Number of Shares	Percent of Class(1)	Number of Shares	Percent of Class(1)
Independent Directors
Anne K. Costin	2,020	*	2,000	*
Steven C. Good	1,938	*	1,945	*
Gerald I. Isenberg	3,894	*	2,043	*
William H. Shea, Jr.	3,000	*	3,000	*
Interested Directors
Kevin S. McCarthy	93,529	*	24,541	*
Executive Officers
James C. Baker	61,295	*	23,378	*
J.C. Frey	39,598	*	25,077	*
Terry A. Hart	2,111	*	1,274	*
Ron M. Logan, Jr.	3,045	*	6,200	*
Jody C. Meraz	4,649	*	2,000	*
Michael J. O’Neil	—	*	—	*
David J. Shladovsky	7,468	*	9,870	*
All Directors and Executive Officers as a Group (12 persons)	222,547	*	101,328	*

Bank of America Merrill Lynch	5,857,366	5.4%	—	*
Bank of America Corporate Center 100 North Tryon St., Floor 25 Charlotte, NC 28255

First Trust Advisors L.P.	—	*	2,980,927	8.3%
120 East Liberty Drive, Suite 400 Wheaton, IL 60187

*	Less than 1% of class.

(1)	Based on 108,906,740 shares outstanding as of March 31, 2014.

(2)	Based on 36,007,480 shares outstanding as of March 31, 2014.

Preferred Stock

Name of Owner of Preferred Stock	KYN		KYE
	Number of Shares	Percent of Class(1)	Number of Shares	Percent of Class(2)
All Directors and Executive Officers as a Group (12 persons)	—	*	—	*

Babson Capital Management LLC and Affiliates 1500 Main St, Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	1,640,000	9.1%	—	—

Metropolitan Life Insurance Company and Affiliates P.O. Box 1902 10 Park Ave Morristown, NJ 07962-1902	1,280,000	7.1	2,000,000	41.7%

ING Investment Management LLC 5780 Powers Ferry Rd NW, Suite 300 Atlanta, GA 30327-4347	—	—	1,400,000	29.2

Sun Capital Advisers LLC and Affiliates One Sun Life Executive Park Wellesley Hills, MA 02481-5699	1,040,000	5.8	600,000	12.5

Mutual of Omaha Mutual of Omaha Plaza Omaha, NE 68175-1011	480,000	2.7	400,000	8.3
Goodwin Capital Advisers and Affiliates One American Row, H-GW-1 Hartford, CT 06102	120,000	0.7	400,000	8.3

*	Less than 1% of class.

(1)	Based on 17,960,000 shares outstanding as of March 31, 2014.

(2)	Based on 4,800,000 shares outstanding as of March 31, 2014.

The following table sets forth the dollar range of each Company’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors of each Company as of March 31, 2014 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the 1934 Act):

Director	Dollar Range(1) of Equity Securities		Aggregate Dollar Range(1) of Equity Securities in All Closed-End Funds Overseen by Director in Fund Complex
	KYN	KYE
Independent Directors
Anne K. Costin	$50,001-$100,000	$50,001-$100,000	Over $100,000
Steven C. Good	$50,001-$100,000	$50,001-$100,000	Over $100,000
Gerald I. Isenberg	Over $100,000	$50,001-$100,000	Over $100,000
William H. Shea, Jr.	Over $100,000	$50,001-$100,000	Over $100,000
Interested Director
Kevin S. McCarthy	Over $100,000	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

For each Company as of December 31, 2013, the Independent Directors of both Companies (other than Ms. Costin and Mr. Isenberg, as noted in the table below) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of March 31, 2014, the Independent Directors of both Companies did not own beneficially or of record any class of securities of the underwriters of the offerings of either Company’s Common Stock or Preferred Stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

The table below sets forth information about securities owned by the directors of both Companies and their respective immediate family members, as of February 28, 2014, in entities directly or indirectly controlling, controlled by, or under common control with, the Companies’ investment adviser or underwriters.

Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Anne K. Costin	Self	Kayne Anderson Real Estate Partners II, LP(1)	Partnership units	$29,157	0.32%
Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	1,680,815	0.31%

(1)	KACALP may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

As of March 31, 2014, certain officers and certain employees of Kayne Anderson, including all the executive officers of each Company, own, in the aggregate, approximately $12.8 million of KYN’s Common Stock and approximately $12.3 million of KYE’s Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

For each Company, Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Company’s directors and executive officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file Section 16(a) forms with the SEC and NYSE reporting their affiliation with the Company, their ownership and changes in their ownership of the Company’s shares. Those persons and entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of those Section 16(a) forms furnished to it, each Company believes that its directors and executive officers, KAFA, affiliated persons of KAFA, and any persons holding more than 10% of the Company’s Preferred Stock have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of each Company’s management, no person owns beneficially more than 10% of the Company’s Common Stock during the fiscal year ended November 30, 2013.

CORPORATE GOVERNANCE

Board Leadership Structure

Each Company’s business and affairs are managed under the direction of its Board, including the duties performed for the Company pursuant to its investment management agreement. Among other things, the Board of each Company sets broad policies for the Company, approves the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of the Company’s independent registered public accounting firm. The role of the Board of each Company and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of each Company currently consists of five directors, four of whom are Independent Directors. As part of each regular Board meeting for each Company, the Independent Directors meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board of each Company reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under each Company’s Amended and Restated Bylaws, the Board of each Company may designate a Chairman to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. Neither Company has an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that having the flexibility to designate its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. McCarthy serves as Chairman of the Board of each Company. Mr. McCarthy is an “interested person” of each Company, as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. Each Company believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. Each Board has determined that the composition of the Audit and Nominating Committees being Independent Directors only is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. Each Board believes that its Board leadership structure — having the Chief Executive Officer serve as Chairman of the Board and Audit and Nominating Committees comprised solely of Independent Directors — is the optimal structure for the Company at this time. Because the Chief Executive Officer has the most extensive knowledge of the various aspects of each Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of each Company, each Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. Each Board has also concluded that this structure allows for efficient and effective communication with the Board.

Currently, neither Company’s Board has a designated lead Independent Director. Instead, all of the Independent Directors play an active role serving on the Board. The Independent Directors constitute a majority of each Company’s Board and are closely involved in all material deliberations related to the Company. The Board of each Company believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

Board Role in Risk Oversight

Each Company’s Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board of each Company implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, each Board and its committees receive reports on the Company’s activities, including those related to the Company’s investment portfolio and its financial accounting and reporting. Each Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The meetings of the Audit Committee of each Company with the Company’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, each Board meets periodically with representatives of the Company and Kayne Anderson to receive reports regarding the management of the Company, including those related to certain investment and operational risks, and the Independent Directors of each Company are encouraged to communicate directly with senior management.

Each Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. Management believes that each Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect a Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

Diversity in Nominees for Director

The Nominating Committee of each Company evaluates candidates’ qualifications for Board membership. The Nominating Committee of each Company takes into account the diversity of a particular candidate and the overall diversity of the Board when considering and evaluating candidates for Director. While the Nominating Committee of each Company has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would compliment or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee of each Company may also consider other factors or attributes as it may determine appropriate in its judgment. The Nominating Committee of each Company believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee of each Company has not established any litmus test or quota relating to diversity that must be satisfied before an individual may serve as a director. Each Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, each Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.

Communications Between Stockholders and the Board of Directors

Stockholders of either Company may send communications to the Company’s Board. Communications should be addressed to the Secretary of each Company at 811 Main Street, 14th Floor, Houston, TX 77002. The Secretary of each Company will forward any communications received directly to that Company’s Board.

Code of Ethics and Policies Regarding Transactions with Related Parties

Each Company has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Text-only versions of the code of ethics of each Company are available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. In addition, copies of the code of ethics of each Company may be obtained from the Company free of charge at (877) 657-3863.

The Companies have each adopted policies with respect to affiliated and related party transactions to the extent required by the 1940 Act and related regulatory guidance.

OTHER MATTERS

Each Company’s Board knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

MORE INFORMATION ABOUT THE MEETING

Outstanding Stock

At the Record Date, each Company had the following numbers of shares of stock issued and outstanding:

Class of Stock	Shares Outstanding
	KYN	KYE
Common Stock	109,109,946	36,075,492
Preferred Stock	17,960,000	4,800,000

To the knowledge of the Companies’ management:

•	As of March 31, 2014, one person beneficially owned more than 5% of KYN’s outstanding Common Stock and one person beneficially owned more than 5% of KYE’s outstanding Common Stock.

•	As of March 31, 2014, three persons beneficially owned more than 5% of KYN’s outstanding Preferred Stock, and five persons beneficially owned more than 5% of KYE’s outstanding Preferred Stock.

•	As of March 31, 2014, no directors owned 1% or more of either Company’s outstanding Common Stock.

•	As of March 31, 2014, no directors owned 1% or more of either Company’s outstanding Preferred Stock.

•	As of March 31, 2014, officers and directors of each Company owned, as a group, less than 1% of either Company’s outstanding Common Stock.

•	As of March 31, 2014, directors and officers of each Company owned, as a group, less than 1% of either Company’s outstanding Preferred Stock.

How Proxies Will Be Voted

For each Company, all proxies solicited by the Board of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes in accordance with each Board’s recommendations. The Companies know of no other matters to be presented at the Annual Meeting. However, if other proposals are properly presented at the Annual Meeting, the votes entitled to be cast by the persons named as proxies on the enclosed proxy card will cast such votes in their sole discretion.

How to Vote

If your shares in either Company are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record of either Company, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. For either Company, stockholders of record or their duly authorized proxies may vote in person at the Annual Meeting. However, even if you plan to attend the Annual Meeting, you should still return your proxy card, which will ensure that your vote is cast should your plans change.

Expenses and Solicitation of Proxies

For each Company, the expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by the Company. Each Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Company’s shares. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by each Company’s representatives, Kayne Anderson, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by either Company, the costs associated with all proxy solicitation are expected to be approximately $5,000 for each Company. The Company will not pay any of its representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.

Dissenters’ or Appraisal Rights

Stockholders of either Company do not have dissenters’ or appraisal rights.

Revoking a Proxy

At any time before it has been voted, you may revoke your proxy for either Company by: (1) sending a letter revoking your proxy to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002; (2) properly executing and sending a later-dated proxy to the Secretary of the Company at the same address; or (3) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.

Broker Non-Votes

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are generally matters that may substantially affect the rights or privileges of stockholders. The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine,” and brokers generally have discretionary voting power with respect to such proposal.

Quorum and Adjournment

For each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum for the purposes of the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting. For each Company, if a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

INVESTMENT ADVISER

KA Fund Advisors, LLC is the investment adviser for each Company. Its principal office is located at 811 Main Street, 14th Floor, Houston, TX 77002.

ADMINISTRATOR

Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for each Company, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, for each Company, a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. These brokers will deliver a single copy of the proxy statement and other proxy materials to multiple stockholders sharing an address unless the brokers have received contrary instructions from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials and annual report, please notify your broker. Stockholders of each Company sharing an address who currently receive multiple copies of proxy materials and annual report of either Company at the same addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

The Amended and Restated Bylaws currently in effect for each Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Company’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting (and in the case of the first annual meeting of stockholders), notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Accordingly, a stockholder nomination or proposal for either Company intended to be considered at the 2015 Annual Meeting must be received by the Secretary of the Company on or after December 10, 2014 and prior to 5:00 p.m. Central Time on January 9, 2015. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2015 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, the Company must receive it not less than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by the Company on or before January 9, 2015 in order to be included in the proxy statement and proxy card for the 2015 Annual Meeting. All nominations and proposals must be in writing.

By Order of the Board of Directors of KYN and KYE

David J. Shladovsky

Secretary

May 2, 2014

APPENDIX A

PROXY

KAYNE ANDERSON MLP INVESTMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2014 ANNUAL MEETING OF STOCKHOLDERS — JUNE 18, 2014

The undersigned stockholder of Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), hereby appoints David J. Shladovsky and James C. Baker, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2014 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on June 18, 2014 at 8:00 a.m. Central Time in the Fairfield Room of the Four Seasons Hotel, 1300 Lamar Street, Houston, TX 77010 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON MLP INVESTMENT COMPANY

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

PROXY

KAYNE ANDERSON MLP INVESTMENT COMPANY

ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	THE ELECTION OF ONE CLASS I DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

☐ FOR THE NOMINEE LISTED BELOW	☐ WITHHOLD FROM THE NOMINEE LISTED BELOW
NOMINEE: GERALD I. ISENBERG

2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The proxy statement and the Company’s most recent Annual Report are available on the internet at www.kaynefunds.com/kyn/sec-filings

APPENDIX B

PROXY

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2014 ANNUAL MEETING OF STOCKHOLDERS — JUNE 18, 2014

The undersigned stockholder of Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Company”), hereby appoints David J. Shladovsky and James C. Baker, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2014 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on June 18, 2014 at 8:00 a.m. Central Time in the Fairfield Room of the Four Seasons Hotel, 1300 Lamar Street, Houston, TX 77010 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

PROXY

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	THE ELECTION OF ONE CLASS I DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

☐ FOR THE NOMINEE LISTED BELOW	☐ WITHHOLD FROM THE NOMINEE LISTED BELOW
NOMINEE: GERALD I. ISENBERG

2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The proxy statement and the Company’s most recent Annual Report are available on the internet at www.kaynefunds.com/kye/sec-filings